Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports First Quarter 2011 Financial Results

Sunnyvale, CA, April 28, 2011 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the first quarter ended March 26, 2011.

•	GAAP revenues for the first quarter of 2011 were $92.9 million compared to $117.1 million in the fourth quarter of 2010 and $95.8 million in the first quarter of 2010.

•

GAAP gross margins for the quarter were 46% compared to 49% in the fourth quarter of 2010 and 39% in the first quarter of 2010. GAAP net loss for the quarter was $16.4 million, or $(0.16) per share, compared to net loss of $2.7 million, or $(0.03) per share, in the fourth quarter of 2010 and net loss of $20.0 million, or $(0.21) per share, in the first quarter of 2010.

•

Non-GAAP gross margins for the first quarter of 2011 were 48% compared to 51% in the fourth quarter of 2010 and 41% in the first quarter of 2010, excluding restructuring and other related costs and non-cash stock-based compensation expenses. Non-GAAP net loss for the first quarter of 2011 was $4.0 million, or $(0.04) per share, compared to net income of $7.6 million, or $0.07 per diluted share, in the fourth quarter of 2010 and net loss of $7.0 million, or $(0.07) per share, in the first quarter of 2010.

Management Commentary

“Our first quarter results were achieved based on continuing demand for our product portfolio from our existing customers, which reflects continuing steady growth in end-user demand for bandwidth, but we saw slower new footprint activity in Q1 versus a year ago,” said Tom Fallon, president and chief executive officer. Customers continue to show strong interest in our Photonic Integrated Circuit technology and in the field trial demonstrations of the differentiated features of our upcoming new products—our 40G transmission solution with FlexCoherent technology and our next-generation 500Gb/s PIC solution, which will support 100G transmission applications.

“It is also important to note that we are growing the number of customers who are buying a multi-product Infinera solution. This includes customers buying either a combination of long-haul and metro solutions or a combination of terrestrial and subsea solutions. At the end of Q1, we had 26 multi-platform customers out of a total of 86 customers worldwide. This is an important trend as these customers have made a more significant architectural commitment to Infinera.

“Finally, we continue to build additional features and capabilities into our ATN metro platform, and in the second quarter we will add Ethernet aggregation functionality.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its first quarter results and second quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-866-395-9177. International parties can access the replay at 1-203-369-0501.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit http://www.infinera.com/.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the interest in our PIC-based technology and differentiated features of our products, the timing of the introduction of the Ethernet aggregation functionality of our ATN System, and the growth in and commitment made by customers. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on March 1, 2011, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Use of Non-GAAP financial information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our first quarter results, including an estimate of non-GAAP earnings for the second quarter of 2011 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 26,	March 27,
	2011	2010
Revenue:
Product	$82,528	$86,167
Ratable product and related support and services	922	1,614
Services	9,440	7,979

Total revenue	92,890	95,760
Cost of revenue (1):
Cost of product	46,618	55,440
Cost of ratable product and related support and services	385	755
Cost of services	3,143	2,542
Restructuring credit related to cost of revenue	—	(93)

Total cost of revenue	50,146	58,644
Gross profit	42,744	37,116

Operating expenses (1):
Research and development	31,309	28,483
Sales and marketing	13,935	13,037
General and administrative	13,509	15,737
Restructuring and other costs	—	161

Total operating expenses	58,753	57,418
Loss from operations	(16,009)	(20,302)
Other income (expense), net:
Interest income	312	485
Other gain (loss), net:	(411)	(316)

Total other income (expense), net	(99)	169
Loss before income taxes	(16,108)	(20,133)
Provision for (benefit from) income taxes	286	(142)

Net loss	$(16,394)	$(19,991)

Net loss per common share, basic and diluted	$(0.16)	$(0.21)

Weighted average shares used in computing basic and diluted net loss per common share	103,426	97,276

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 26, 2011 and March 27, 2010:

	Three Months Ended
	March 26,	March 27,
	2011	2010
Cost of revenue	$731	$569
Research and development	3,826	3,423
Sales and marketing	2,060	1,847
General and administration	4,783	5,709

	11,400	11,548
Cost of revenue - amortization from balance sheet*	965	1,362

Total stock-based compensation expense	$12,365	$12,910

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 26,	December 25,	March 27,
	2011	2010	2010
Reconciliation of Gross Profit:
U.S. GAAP as reported	$42,744	$57,292	$37,116
Restructuring and other related costs(1)	—	—	(93)
Stock-based compensation(2)	1,696	2,195	1,931

Non-GAAP as adjusted	$44,440	$59,487	$38,954

Reconciliation of Gross Margin:
U.S. GAAP as reported	46%	49%	39%
Restructuring and other related costs(1)	—%	—%	—%
Stock-based compensation(2)	2%	2%	2%

Non-GAAP as adjusted	48%	51%	41%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(16,009)	$(2,775)	$(20,302)
Restructuring and other related costs(1)	—	—	68
Stock-based compensation(2)	12,365	10,374	12,910

Non-GAAP as adjusted	$(3,644)	$7,599	$(7,324)

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(16,394)	$(2,740)	$(19,991)
Restructuring and other related costs(1)	—	—	68
Stock-based compensation(2)	12,365	10,374	12,910

Non-GAAP as adjusted	$(4,029)	$7,634	$(7,013)

Net Income (Loss) per Common Share - Basic:
U.S. GAAP	$(0.16)	$(0.03)	$(0.21)

Non-GAAP	$(0.04)	$0.08	$(0.07)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP	$(0.16)	$(0.03)	$(0.21)

Non-GAAP	$(0.04)	$0.07	$(0.07)

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	103,426	101,654	92,276

Diluted	103,426	101,654	92,276

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	103,426	101,654	92,276

Diluted	103,426	108,393	92,276

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended
	March 27, 2010
	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(15)	$55	$40
Equipment and facility-related costs	(78)	—	(78)
Lease termination	—	106	106

Total	$(93)	$161	$68

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended
	March 26,	December 25,	March 27,
	2011	2010	2010
Cost of revenue	$731	$740	$569
Research and development	3,826	3,755	3,423
Sales and marketing	2,060	1,709	1,847
General and administration	4,783	2,715	5,709

	11,400	8,919	11,548
Cost of revenue - amortization from balance sheet*	965	1,455	1,362

Total stock-based compensation expense	$12,365	$10,374	$12,910

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	March 26,	December 25,
	2011	2010
ASSETS

Current assets:
Cash and cash equivalents	$111,352	$113,649
Short-term investments	163,850	168,013
Short-term restricted cash	1,690	1,856
Accounts receivable	60,923	75,931
Other receivables	1,829	4,420
Inventories, net	78,331	81,893
Deferred inventory costs	5,737	6,715
Prepaid expenses and other current assets	12,959	9,118

Total current assets	436,671	461,595
Property, plant and equipment, net	56,431	51,740
Deferred inventory costs, non-current	3,686	2,512
Long-term investments	7,897	9,953
Cost-method investment	4,500	4,500
Long-term restricted cash	2,334	2,235
Deferred tax asset	8,982	11,882
Other non-current assets	5,831	7,108

Total assets	$526,332	$551,525

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$28,015	$35,658
Accrued expenses	18,352	19,790
Accrued compensation and related benefits	11,969	25,098
Accrued warranty	4,677	5,696
Deferred revenue	22,536	21,958
Deferred tax liability	8,982	11,882

Total current liabilities	94,531	120,082
Accrued warranty, non-current	5,483	5,726
Deferred revenue, non-current	4,040	4,633
Other long-term liabilities	10,138	10,335
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of March 26, 2011 and December 25, 2010 Issued and outstanding shares – 104,042 as of March 26, 2011 and 102,492 as of December 25, 2010	104	102
Additional paid-in capital	834,684	817,200
Accumulated other comprehensive loss	(962)	(1,261)
Accumulated deficit	(421,686)	(405,292)

Total stockholders’ equity	412,140	410,749

Total liabilities and stockholders’ equity	$526,332	$551,525

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 26,	March 27,
	2011	2010
Cash Flows from Operating Activities:
Net loss	$(16,394)	$(19,991)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,215	3,983
Amortization of premium on investments	987	540
Stock-based compensation expense	12,365	12,910
Unrealized loss on Put Rights	—	2,104
Unrealized holding gain for trading securities	—	(2,104)
Non-cash tax benefit	(78)	(270)
Loss (gain) on disposal of assets	(104)	60
Other gain	(19)	(25)
Changes in assets and liabilities:
Accounts receivable	18,897	11,028
Inventories, net	3,986	(3,209)
Prepaid expenses and other current assets	(3,357)	(708)
Deferred inventory costs	(278)	(1,555)
Other non-current assets	4,482	1,627
Accounts payable	(8,750)	2,624
Accrued liabilities and other expenses	(15,528)	(6,502)
Deferred revenue	(16)	2,254
Accrued warranty	(1,262)	(489)

Net cash provided by (used in) operating activities	(854)	2,277

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(107,049)	(75,656)
Proceeds from sale of available-for-sale investments	3,035	—
Proceeds from maturities and calls of investments	109,416	68,598
Proceeds from disposal of assets	104	85
Purchase of property and equipment	(10,602)	(4,692)
Advance to secure manufacturing capacity	(1,500)	—
Reimbursement of manufacturing capacity advance	75	—
Change in restricted cash	68	99

Net cash used in investing activities	(6,453)	(11,566)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	4,909	4,397
Repurchase of common stock	—	(2)
Payments for purchase of assets under financing arrangement	(87)	(87)

Net cash provided by financing activities	4,822	4,308

Effect of exchange rate changes on cash	188	(61)

Net change in cash and cash equivalents	(2,297)	(5,042)
Cash and cash equivalents at beginning of period	113,649	109,859

Cash and cash equivalents at end of period	$111,352	$104,817

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$442	$335

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q2’09	Q3’09	Q4’09	Q1’10	Q2’10	Q3’10	Q4’10	Q1’11
Revenue ($ Mil)	$68.9	$83.4	$90.2	$95.8	$111.4	$130.1	$117.1	$92.9
Gross Margin % (1)	31%	38%	40%	41%	44%	51%	51%	48%

Invoiced Shipment Composition:
Domestic %	64%	63%	74%	79%	81%	73%	70%	74%
International %	36%	37%	26%	21%	19%	27%	30%	26%
Largest Customer %	20%	15%	17%	22%	13%	19%	10%	14%

Cash Related Information:
Cash from Operations ($ Mil)	($18.8)	($8.3)	($2.7)	$2.3	$11.2	$10.0	$7.0	($0.9)
Capital Expenditures ($ Mil)	$2.8	$2.8	$4.4	$4.7	$5.0	$5.9	$5.0	$10.6
Depreciation & Amortization ($ Mil)	$4.0	$4.2	$4.5	$4.0	$3.7	$3.9	$4.0	$4.2
DSO’s	72	61	71	56	45	45	59	60

Inventory Metrics:
Raw Materials ($ Mil)	$10.1	$7.4	$6.9	$7.5	$9.1	$11.0	$23.1	$20.1
Work in Process ($ Mil)	$40.1	$36.2	$32.1	$31.5	$29.2	$36.5	$14.8	$17.2
Finished Goods ($ Mil)	$22.3	$29.3	$29.9	$33.0	$45.9	$41.2	$44.0	$41.0

Total Inventory ($ Mil)	$72.5	$72.9	$68.9	$72.0	$84.2	$88.7	$81.9	$78.3
Inventory Turns (1)	2.6	3.0	3.2	3.2	3.0	2.9	2.8	2.5

Worldwide Headcount	973	970	974	999	1,028	1,040	1,072	1,118

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.